UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):		October 26, 2018
Cooper Tire & Rubber Company
(Exact name of registrant as specified in its charter)
Delaware	001-04329	344297750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

701 Lima Avenue, Findlay, Ohio		4584
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 419-423-1321

	Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.
On October 29, 2018, Cooper Tire & Rubber Company (the "Company") issued a press release reporting its financial results for the third quarter 2018. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 26, 2018, the Board of Directors (“Board”) of the Company elected Kathryn P. Dickson and Brian C. Walker as new directors, effective immediately, for an initial term ending at the Company’s 2019 Annual Meeting of Stockholders or until his/her earlier resignation or removal. Neither Ms. Dickson nor Mr. Walker are being appointed to any committees at this time. Ms. Dickson is currently serving as a Senior Vice President of Mattel, Inc. and President of its American Girl subsidiary and Mr. Walker recently retired as President and Chief Executive Officer of Herman Miller, Inc. The Board has determined that, as of October 26, 2018, Ms. Dickson and Mr. Walker both satisfy the definition of “independent director” under the listing standards of the New York Stock Exchange.
As non-employee directors, Ms. Dickson and Mr. Walker will each receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in the Company’s definitive proxy statement on Schedule 14A filed on March 22, 2018 with the Securities and Exchange Commission (the “SEC”).
On October 26, 2018, the Company also entered into Indemnification Agreements (the “Indemnification Agreement”) with each of Ms. Dickson and Mr. Walker. Each Indemnification Agreement is substantially the same as the form of indemnification agreement for directors and executive officers that is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 20, 2006.

Item 8.01 Other Events.
On October 29, 2018, the Company posted a summary slide presentation regarding third quarter 2018 (the “Slide Presentation”) on its corporate website. A copy of the Slide Presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release dated October 29, 2018,
99.2 Slide Presentation regarding third quarter 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Tire & Rubber Company
October 29, 2018	By: /s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Vice President, Assistant General Counsel & Assistant Secretary